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                                                                  EXHIBIT (z)(1)

                            AGREEMENT OF JOINT FILING

    Cooper River Properties, L.L.C., Broad River Properties, L.L.C., AIMCO/IPT, Inc., Insignia Properties, L.P., AIMCO Properties, L.P., AIMCO-GP, Inc. and Apartment Investment and Management Company agree that the Amendment No. 16 to
Schedule 13D to which this agreement is attached as an exhibit, and all further amendments thereto, and all filings under Schedule 14D-1 to which this agreement is attached as an exhibit, and all amendments thereto, shall be filed on behalf of each of them. This agreement is intended to satisfy the requirements of Rule 13d-1(f)(1)(iii) under the Securities Exchange Act of 1934, as amended.

Dated:  November 11, 1999

                                   COOPER RIVER PROPERTIES, L.L.C.

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   BROAD RIVER PROPERTIES, L.L.C.

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   AIMCO/IPT, INC.

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   INSIGNIA PROPERTIES, L.P.
                                   By:  AIMCO/IPT, INC.
                                        (General Partner)

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   AIMCO PROPERTIES, L.P.
                                   By: AIMCO-GP, INC.
                                        (General Partner)

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   AIMCO-GP, INC.

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President

                                   APARTMENT INVESTMENT
                                   AND MANAGEMENT COMPANY

                                   By: /s/ Patrick J. Foye
                                      -----------------------------
                                      Executive Vice President